                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: APRIL 14, 1994


                        THE CHARLES SCHWAB CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      1-9700                   94-3025021
- ----------------------------       ------------          ----------------------
(STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
    OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NUMBER)


                             101 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94104
                        -------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                (415) 627-7000
                                --------------
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)

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    Item 5. Other Events. Attached hereto and incorporated herein by reference is Amendment No. 1 to Distribution Agreement, dated April 14, 1994, by and among The Charles Schwab Corporation (the "Company"), Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Charles Schwab & Co., relating to the issuance and sale from time to time by the Company of up to $250,000,000 aggregate public offering price of its Medium-Term Notes, Series A.

    Item 7(c). Exhibits
               --------

           1.1 Amendment No. 1 to Distribution Agreement, dated
           April 14, 1994, by and among The Charles Schwab
           Corporation, Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
           Incorporated and Charles Schwab & Co., Inc.

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 14, 1994                   THE CHARLES SCHWAB CORPORATION



                                        By: /s/ A. John Gambs
                                           ---------------------------------
                                            A. JOHN GAMBS
                                            Executive Vice President-Finance
                                              and Chief Financial Officer

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                                 Exhibit Index

Number                     Description
- ------                     -----------

1.1 Amendment No. 1 to Distribution Agreement, dated April 14, 1994, by and among The Charles Schwab Corporation, Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Charles Schwab & Co., Inc.